OLD WESTBURY FUNDS, INC.
Old Westbury Large Cap Strategies Fund

(the “Fund”)

Supplement dated January 25, 2012 to the
Prospectus dated November 16, 2011

          This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s Prospectus dated November 16, 2011.

          Effective January 20, 2012, an investment team consisting of Mr. Michael Crawford, Mr. Harry Hagey, Jr. and Mr. Jeffrey Rutledge has assumed from Ms. Lois Roman responsibility for the overall portfolio management of the Fund, as well as the day-to-day management of the portion of the Fund managed by Bessemer Investment Management LLC (the “Adviser”), including the formulation of investment strategies, and the implementation and monitoring of those strategies.

          Accordingly, the following changes are hereby made to the Fund’s prospectus:

          1. The first paragraph under the heading “Management of the Fund – Portfolio Managers and Sub-Advisers” is deleted in its entirety and replaced by the following:

Portfolio Managers and Sub-Advisers. An investment team consisting of Mr. Michael Crawford, Mr. Harry Hagey, Jr. and Mr. Jeffrey Rutledge is responsible for the overall portfolio management of the Fund, as well as the day-to-day management of the portion of the Fund managed by the Adviser, including the formulation of investment strategies, and the implementation and monitoring of those strategies.

Mr. Michael Crawford, Principal of the Adviser, has been a member of the investment team responsible for managing the Fund since January 9, 2012. Mr. Crawford joined the Adviser in January 2012.

          2. The first three paragraphs under “WHO MANAGES THE FUNDS? – Portfolio Managers – Large Cap Strategies Fund” are deleted in their entirety and replaced with the following:

An investment team consisting of Mr. Michael Crawford, Mr. Harry Hagey, Jr. and Mr. Jeffrey Rutledge is responsible for the overall portfolio management of the Fund, as well as the day-to-day management of the portion of the Fund managed by the Adviser, including the formulation of investment strategies, and the implementation and monitoring of those strategies.

Mr. Michael Crawford, Principal of the Adviser, is a member of the investment team responsible for managing the Fund. He joined the Adviser in January 2012, having previously served as Principal and Head of European and UK Equities for Bessemer Group (U.K.) Limited, an affiliate of the Adviser, from 2005 through 2007. From 2007 to 2011, Mr. Crawford served as Director and Portfolio Manager at Credit Suisse Asset Management and, subsequently, Senior Fund Manager at Liverpool Victoria Portfolio Managers Limited. Mr. Crawford received his BSc from University of Exeter in 1985 and an MBA from Cranfield School of Management in 1996. He is a Fellow of the Institute of Chartered Accountants and of the Securities Institute.

Mr. Harry Hagey, Jr., Principal of the Adviser, is a member of the investment team responsible for managing the Fund. Prior to his current role, Mr. Hagey served as the Global Sector Team Leader of the energy and materials sectors for Global Large Cap Equities portfolios. He also served as a research analyst for the consumer discretionary sector for Mid Cap U.S. Equities portfolios. He joined the Adviser in 2007. Prior to joining the Adviser, Mr. Hagey was a Portfolio Manager, Small Cap Generalist, at Artemis Investment Management from 2005 to 2007. Prior to Artemis he was a research analyst for the technology sector from 2000 to 2004 at Citigroup Asset Management. Mr. Hagey received his BA degree in Economics in 1990 from Middlebury College in 1997 and his MBA from the Darden School at University of Virginia.

Mr. Jeffrey Rutledge, Principal of the Adviser, is a member of the investment team responsible for managing the Fund. He has previously served as a research analyst for the transportation and utilities sectors for Mid Cap Equities portfolios. He joined the Adviser in August 2004. Prior to joining the Adviser, Mr. Rutledge was a research associate for the aerospace and telecommunication sectors at Bear Sterns & Co. from April 2000 to July 2004. Mr. Rutledge received his BA degree in Industrial Engineering from Lehigh University in 1989 and his MS in Management and Finance in 1989 from the United States Naval Postgraduate School. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Shareholders should retain this supplement for future reference.

OLD WESTBURY FUNDS, INC.

Old Westbury Large Cap Strategies Fund

(the “Fund”)

Supplement dated January 25, 2012 to the

Statement of Additional Information (“SAI”) dated November 16, 2011

This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s SAI dated November 16, 2011.

Effective January 20, 2012, an investment team consisting of Mr. Michael Crawford, Mr. Harry Hagey, Jr. and Mr. Jeffrey Rutledge has assumed from Ms. Lois Roman responsibility for the overall portfolio management of the Fund, as well as the day-to-day management of the portion of the Fund managed by Bessemer Investment Management LLC, including the formulation of investment strategies, and the implementation and monitoring of those strategies. Accordingly, the following changes are hereby made to the Fund’s SAI under the section entitled “INVESTMENT ADVISER AND SUB-ADVISERS - Additional Portfolio Manager Information”:

1. All references relating to Ms. Lois Roman are hereby deleted.

2. The table under the heading “Other Accounts Managed by Portfolio Managers” on page 39 is modified by adding the following:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BIM
Michael Crawford[1]	0	$0	0	$0	0	$0

1      Information provided as of January 9, 2012.

3. The table under the heading “Other Accounts Managed by Portfolio Managers - Accounts and Assets for which an Investment Advisory Fee is Based on Performance” on page 40 is modified by adding the following:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BIM
Michael Crawford[2]	0	$0	0	$0	0	$0

2      Information provided as of January 9, 2012.

4. The table under the heading “Ownership of Securities” on page 42 is modified by adding the following:

	Large Cap Core Fund	Large Cap Strategies	Fixed Income Fund	Municipal Bond Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund

BIM[1]
Michael Crawford[3]	None	None	None	None	None	None	None

3      Information provided as of January 9, 2012.

Shareholders should retain this supplement for future reference.